SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                         [ ]  Confidential, For Use of the Commission
                                                              Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting  Material Pursuant to Rule 14a-
     11(c) or Rule 14a-12

                     INDEPENDENT COMMUNITY BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ....................................................................
      (2)   Aggregate number of securities to which transaction applies:
            ....................................................................
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ....................................................................
      (4)   Proposed maximum aggregate value of transaction:
            ....................................................................
      (5)   Total fee paid:
            ....................................................................

[ ]   Fee paid previously with preliminary materials.
            ....................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:
            ....................................................................
      (2)   Form, Schedule or Registration Statement no.:
            ....................................................................
      (3)   Filing Party:
            ....................................................................
      (4)   Date Filed:
            ....................................................................

                     INDEPENDENT COMMUNITY BANKSHARES, INC.









Dear Shareholder:

         You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Independent Community Bankshares, Inc. (the "Company") to be held on Wednesday, April 21, 1999 at 10:00 a.m. at the Middleburg office of The Middleburg Bank, 111 West Washington Street, Middleburg, Virginia. At the Annual Meeting, you will be asked to elect 14 directors for terms of one year each and to ratify the appointment of independent auditors for the Company for 1999. Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

         We hope you will participate in the Annual Meeting, either in person or by proxy.

                                          Sincerely,

                                          /s/ Joseph L. Boling

                                          Joseph L. Boling
                                          Chairman and Chief Executive Officer



Middleburg, Virginia
March 26, 1999

                     INDEPENDENT COMMUNITY BANKSHARES, INC.
                           111 West Washington Street
                           Middleburg, Virginia 20117

                               ___________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               ___________________

         The Annual Meeting of Shareholders (the "Annual Meeting") of Independent Community Bankshares, Inc. (the "Company") will be held on Wednesday, April 21, 1999 at 10:00 a.m. at the Middleburg office of The
Middleburg Bank, 111 West Washington Street, Middleburg, Virginia, for the following purposes:

         1. To elect 14 directors to serve for terms of one year each expiring at the 2000 annual meeting of shareholders;

         2. To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Company for the fiscal year ending December 31, 1999; and

         3. To act upon such other matters as may properly come before the Annual Meeting.

         Only holders of shares of Common Stock of record at the close of business on March 3, 1999, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.


                               By Order of the Board of Directors

                               /s/ Alice P. Frazier

                               Alice P. Frazier
                               Senior Vice President and Chief Financial Officer


March 26, 1999


________________________________________________________________________________

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
________________________________________________________________________________

                     INDEPENDENT COMMUNITY BANKSHARES, INC.
                           111 West Washington Street
                           Middleburg, Virginia 20117



                                 PROXY STATEMENT


         This Proxy Statement is furnished to holders of the common stock, par value $5.00 per share ("Common Stock"), of Independent Community Bankshares, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, April 21, 1999 at 10:00 a.m. at the Middleburg office of The Middleburg Bank, 111 West Washington Street, Middleburg, Virginia, and any duly reconvened meeting after adjournment thereof.

         Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about March 26, 1999 to all shareholders entitled to vote at the Annual Meeting.

         The cost of soliciting proxies for the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

         On March 3, 1999, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 1,778,994 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the

Company of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as not voting in favor of the particular matter.

         The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Board of Directors consists of 14 directors, each of whom is nominated for election as a director at the Annual Meeting.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the 14 nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

         Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

         The following biographical information discloses each nominee's age, business experience in the past five years and the year each individual was first elected to the Board of Directors or its predecessor:

                Nominees for Election Whose Terms Expire in 2000

Howard M. Armfield, 56, has been a director since 1984.
         Mr. Armfield is Executive Vice President and owner of Armfield, Harrison & Thomas, Inc., an independent insurance agency in Leesburg, Virginia.

Joseph L. Boling, 54, has been a director since 1993.
         Mr. Boling has been the Chairman, President and Chief Executive Officer of the Company and The Middleburg Bank (the "Bank"), a subsidiary of the Company, since April 1997. From February 1993 to April 1997, he was President and Chief Executive Officer of the Company and the Bank. Prior to employment by the Company and the Bank, he was a Senior Vice President of Crestar Bank in Richmond, Virginia.

Childs Frick Burden, 48, has been a director since 1997.
         Mr. Burden is a partner with Secor Group, an investment firm in Washington, D.C.

J. Lynn Cornwell, Jr., 74, has been a director since 1984.
         Mr. Cornwell is President and owner of J. Lynn Cornwell, Inc., a real estate development company in Loudoun County.

William F. Curtis, 70, has been a director since 1962.
         Mr. Curtis is currently retired. Until February 1993, he had served as President and Chief Executive Officer of the Bank for 25 years.

F. E. Deacon, III, 43, has been a director since 1997.
         Mr. Deacon is President and Chief Executive Officer of The Tredegar Trust Company ("Tredegar"), a trust company in Richmond, Virginia and a subsidiary of the Company.

George A. Horkan, Jr., 76, has been a director since 1961.
         Mr. Horkan is President of George A. Horkan, Jr., P.C., a law firm in Upperville, Virginia.

C. Oliver Iselin, III, 69, has been a director since 1975.
         Mr. Iselin is owner and operator of the Wolver Hill Farm.

William S. Leach, 70, has been a director since 1970.
         Mr. Leach is a retired businessman with over 30 years experience. Most recently he served a three-year term as Town Administrator for the Town of Middleburg.

Thomas W. Nalls, 57, has been a director since 1997.
         Mr. Nalls is a partner with Hazel & Thomas, P.C., a law firm in Leesburg, Virginia.

John C. Palmer, 63, has been a director since 1974.
         Mr. Palmer retired as Senior Vice President of the Bank in 1995 after 27 years of service.

John Sherman, 58, has been a director since 1997.
         Mr. Sherman is owner and operator of The Ashby Inn in Paris, Virginia.

Millicent W. West, 77, has been a director since 1975.
         Ms. West has served in many volunteer positions in the Garden Club of America and Garden Club of Virginia.

Edward T. Wright, 62, has been a director since 1972.
         Mr. Wright retired as Senior Vice President of the Bank in 1998 after 42 years of service.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Executive Officers Who Are Not Directors

         Alice P. Frazier (Age 34) has served as Senior Vice President and Chief Financial Officer since April 1993. From May 1991 until April 1993, she served as the Bank's Loan Review Officer. From December 1988 until May 1991, she was employed by Yount, Hyde & Barbour, P.C., certified public accountants.

         Arch A. Moore (Age 47) has served as Senior Vice President and Senior Lender since February 1995. From March 1983 to February 1995, he served in various positions, the last of which was Manager of the Northern Virginia Business Banking Group, with First American/First Union.

         William E. Doyle (Age 46) has served as Senior Vice President, Mortgage and Retail Services, since November 1997. From 1996 to 1997, he was a private consultant in the banking industry and, from 1982 to 1996, he was a Senior Vice President with Crestar Bank.

Security Ownership of Management

         The following table sets forth, as of March 3, 1999 certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the "Summary Compensation Table" below and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

                                        Amount and Nature of
Name                                    Beneficial Ownership          Percent of Class (%)
----                                    --------------------          --------------------
Howard M. Armfield                             18,304                         1.03
Joseph L. Boling (1)                           21,485                         1.21
Childs Frick Burden                             5,760                            *
J. Lynn Cornwell, Jr.                           4,144                            *
William F. Curtis (2)                         114,756                         6.45
F. E. Deacon, III (1)                          12,306                            *
William E. Doyle, Jr. (1)                       1,751                            *
George A. Horkan, Jr.                          72,000                         4.05
C. Oliver Iselin, III                          42,400                         2.38
William S. Leach (2)                           53,232                         2.99
Arch A. Moore, III (1)                          7,256                            *
Thomas W. Nalls                                   850                            *
John C. Palmer                                 26,086                         1.47
John Sherman                                      230                            *
Millicent W. West                             248,004                        13.94
Edward T. Wright (1)                           60,420                         3.40

Directors and executive officers
   as a group (17 persons) (1)                696,712                        36.16

* Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1) Amounts disclosed include shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of March 3, 1999.
(2) Amounts disclosed include shares of Common Stock beneficially owned by a trust of which Messrs. Curtis and Leach serve as trustees.

Security Ownership of Certain Beneficial Owners

         Millicent W. West, P.O. Box 236, Upperville, Virginia, owns 234,004 shares, or 14.48% of the outstanding shares of Common Stock. To the Company's knowledge, no other person owns five percent or more of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 1998, all filing requirements applicable to its officers and directors were complied with, except for the following: Millicent W. West, a director and 10% owner of Common Stock, inadvertently filed late a report on Form 4 covering sales of shares of Common Stock in August 1998, C. Oliver Iselin, III, a director, inadvertently filed late a report on Form 4 covering the purchase of shares of Common Stock by his spouse in August 1998, Joseph L. Boling, a director and executive officer, and Alice P. Frazier, an executive officer, each inadvertently filed late reports on Form 4 covering the purchase of shares of Common Stock in August 1998 and the grant of options in December 1998, and F. E. Deacon, III, William E. Doyle, Jr., and Arch A. Moore, III, executive officers, each inadvertently filed a late report on Form 4 covering the grant of options in December 1998.

The Board of Directors and its Committees

         There were 10 meetings of the Board of Directors in 1998. Each director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 1998.

         The Executive Committee, which acts for the Board of Directors when the Board is not in session, consists of Mrs. West and Messrs. Armfield, Boling, Cornwell, Nalls and Leach. The Executive Committee met five times during the year ended December 31, 1998.

         The Bank has an Examining and Compliance Committee, which consists of Mrs. West and Messrs. Armfield, Burden, Sherman and Iselin. The Examining and Compliance Committee is responsible for examining the affairs of the Bank at least annually, reporting the results of examinations and recommending changes in the manner of doing business. The Examining and Compliance Committee held three meetings during the year ended December 31, 1998.

         The Nominating Committee consists of Mrs. West and Messrs. Boling, Curtis, Horkan and Iselin and nominates the individuals proposed for election as directors. Shareholders entitled to vote for election of directors may nominate candidates for consideration by the Nominating Committee under procedures that the Company has established. See "Proposals for 2000 Annual Meeting of Shareholders." The Nominating Committee met one time during the year ended December 31, 1998.

         The Company does not have a standing audit or compensation committee.

Director Compensation

         As compensation for their services to the Company, each member of the Board of Directors receives a fee of $300 for each meeting of the Board and $250 for each Committee meeting attended. Board members who are also officers do not receive any additional compensation above their regular salary for attending committee meetings. In 1998, directors received $48,550 in the aggregate as compensation for their services as directors.

Executive Compensation

         The following table shows, for the fiscal years ended December 31, 1998, 1997 and 1996, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which they served:

                           Summary Compensation Table
                           --------------------------

                                                 Annual Compensation                        Long Term Compensation
                                                 -------------------                        ----------------------
                                                                                      Securities
          Name and                                                 Other Annual       Underlying          All Other
     Principal Position        Year    Salary ($)   Bonus ($)    Compensation ($)     Options (#)     Compensation ($)(1)
     ------------------        ----    ----------   ---------    ----------------     -----------     -------------------
Joseph L. Boling               1998     191,407       30,000             *               10,000                 --
Chairman, President and        1997     186,980       20,000             *               20,000                 --
   Chief Executive Officer     1996     178,820       15,000             *                   --             21,433

Edward T. Wright               1998      98,607        6,902           7,025                 --              7,354
Senior Vice President (2)      1997     119,294        8,350             *                2,000              8,638
                               1996     107,150        8,929             *                   --              7,821

Arch A. Moore, III             1998     109,647        7,675             *                4,000                 --
Senior Vice President          1997     101,375        7,096             *               10,000                 --
                               1996      91,711        7,500        21,712 (3)               --              8,967

F. E. Deacon, III (4)          1998     143,000          -0-             *                5,000                 --
President and Chief            1997      52,333        3,900             *               10,000                 --
   Executive Officer of
   Tredegar

William E. Doyle, Jr. (5)      1998     135,000        9,450         13,964(6)            4,000                 --
Senior Vice President          1997      14,250        5,000             *                   --                 --

__________________________
* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(1) Amounts presented represent gross value of payments made by the Bank year pursuant to split-dollar life insurance agreements between the Company and the named executive officers.
(2) Mr. Wright retired from the Company on September 30, 1998. Amount presented in "Other Annual Compensation" represents a gift to Mr. Wright upon his retirement.
(3) Amount presented includes $12,500 paid by the Bank for Mr. Moore's initiation fees for the Middleburg Tennis Club and the Loudoun Golf and Country Club and $7,883 paid by the Bank for the increase in Mr. Moore's income tax associated with such benefits.

(4) The Company acquired Tredegar on August 1, 1997, and the amount presented reflects the amount earned by Mr. Deacon from August 1, 1997 to December 31, 1997.
(5)  Mr. Doyle joined the Company on November 21, 1997.
(6) Amount presented includes $6,000 paid by the Bank for Mr. Doyle's initiation fees for the Loudoun Golf and Country Club and $7,964 paid by the Bank associated with moving expenses.


Stock Options

         The following table sets forth for the year ended December 31, 1998, the grants of stock options to the named executive officers:

                        Option Grants In Last Fiscal Year

                                                     Percent of Total
                            Number of Securities    Options Granted to
                             Underlying Options     Employees in Fiscal     Exercise or Base
                              Granted (#) (1)          Year (%) (2)          Price ($/Share)       Expiration Date
                              ---------------          ------------          ---------------       ---------------
Joseph L. Boling                  10,000                   32.3                   23.50           December 16, 2008

Arch A. Moore, III                 4,000                   12.9                   23.50           December 16, 2008

F. E. Deacon, III                  5,000                   16.1                   23.50           December 16, 2008

William E. Doyle, Jr.              4,000                   12.9                   23.50           December 16, 2008

____________________
(1) Stock options were awarded at or above the fair market value of the shares of Common Stock at the date of award.
(2) Options to purchase 31,000 shares of Common Stock were granted to employees during the year ended December 31, 1998.


         The following table sets forth the amount and value of stock options held by the named executive officers as of December 31, 1998.

                          Fiscal Year End Option Values

                                               Number of
                                         Securities Underlying                 Value of Unexercised
                                        Unexercised Options at                 In-the-Money Options
                                          Fiscal Year End (#)                at Fiscal Year End ($)(1)
                                          -------------------                -------------------------
Name                                Exercisable       Unexercisable       Exercisable      Unexercisable
----                                -----------       -------------       -----------      -------------
Joseph L. Boling                      14,700             15,300             70,560             49,440

Edward T. Wright                       2,000                --              12,000               --

Arch A. Moore, III                     7,056              6,944             35,280             24,720

F. E. Deacon, III                      7,350              6,650             35,280             24,720

William E. Doyle, Jr.                  1,176              2,824               --                 --

_____________________
(1) The value of in-the-money options at fiscal year end was calculated by determining the difference between the fair market value of the Common Stock underlying the options on December 31, 1998 and the exercise price of the options.


Employment Agreements

         Effective as of January 1, 1998, the Company and Joseph L. Boling entered into an employment contract that provides for Mr. Boling's service as Chairman, President and Chief Executive Officer of both the Company and the Bank. Mr. Boling's employment contract is for five years at an initial base annual salary of $191,408, and he is eligible for base salary increases and bonuses as determined by the Executive Committee of the Board of Directors. Mr. Boling's employment may be terminated by the Company with or without cause. If he resigns for "good reason" or is terminated without "cause" (as those terms are defined in the employment agreement), however, he is entitled to salary and certain benefits for the greater of the remainder of his contract or three years. Mr. Boling's contract also contains a covenant not to compete if his employment terminates for any reason other than a change in control of the Company.

         A deferred compensation plan has been adopted for the Chairman and Chief Executive Officer. Benefits are to be paid in monthly installments for 15 years following retirement or death. The agreement provides that, if employment is terminated for reasons other than death or disability prior to age 65, the amount of benefits would be reduced. The deferred compensation expense for 1998, 1997 and 1996, based on the present value of the retirement benefits, was $15,698, $16,627 and $15,539, respectively. The plan is unfunded. However, life insurance has been acquired on the life of the employee in an amount sufficient to discharge the obligation.

         Effective as of March 27, 1997, Tredegar and F. E. Deacon, III, who serves as President and Chief Executive Officer of Tredegar, entered into an employment agreement that will expire on August 1, 2000. Under his employment agreement, Mr. Deacon's current base annual salary is $148,720, and he is eligible for base salary increases and bonuses as determined by the Board of Directors. He will also be entitled to a bonus, up to a maximum of $27,000 in any year, if Tredegar's cumulative net earnings equal or exceed certain levels as described in the agreement. This employment agreement does not provide for any additional compensation in the event of a change in control of the Company and does prohibit Mr. Deacon from competing with Tredegar for a period of one year following a termination of his employment by Tredegar for any reason.

Transactions with Management

         Some of the directors and officers of the Company are at present, as in the past, customers of the Company, and the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The balance of loans to directors, executive officers and their associates totaled $3,246,556 at December 31, 1998, or 14.2% of the Company's equity capital at that date.

         There were no transactions during 1998 between the Company's directors or officers and the Company's retirement or profit sharing plans, nor are there any proposed transactions. Additionally, there are no legal proceedings to which any director, officer, principal shareholder or associate is a party that would be material and adverse to the Company.


                                  PROPOSAL TWO

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed, subject to shareholder approval, the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1999. Yount, Hyde & Barbour, P.C. has audited the financial statements of the Company and the Bank for over 25 years. A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

         Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.


                PROPOSALS FOR 2000 ANNUAL MEETING OF SHAREHOLDERS

         Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2000 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices at 111 West Washington Street, Middleburg, Virginia 20117, no later than November 27, 1999, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. The Company presently anticipates holding the 2000 annual meeting of shareholders on April 19, 2000.

         The Company's Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director at the 2000 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2000 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2000 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2000 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company. Based upon an anticipated date of April 19, 2000 for the 2000 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 19, 2000 and no earlier than January 20, 2000.


                                  OTHER MATTERS

         THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR 1998 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO ALICE P. FRAZIER, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS P.O. BOX 5, MIDDLEBURG, VIRGINIA 20118.


      PLEASE MARK VOTES                                    REVOCABLE PROXY
|X|   AS IN THIS EXAMPLE                        INDEPENDENT COMMUNITY BANKSHARES, INC.
                                                                                                                 With-    For All
Proxy Solicited on Behalf of the Board of Directors                                                     For      hold      Except

    The undersigned hereby appoints David B. B. Hall           1.  To elect as directors the 14          _         _         _
and  Robert Slater, jointly  and severally, proxies,               persons listed as nominees below.    |_|       |_|       |_|
with full power to act  alone  and  with  full power
of  substitution,  to represent the undersigned  and               Howard M. Armfield     F.E. Deacon, III       John C. Palmer
to vote, as  designated  below  and upon any and all               Joseph L. Boling       George A. Horkan, III  John Sherman
other matters that  may  properly be brought  before               Childs Frick Burden    C. Oliver Iselin, III  Millicent W. West
such meeting,  all  shares of  Common Stock that the               J. Lynn Cornwell, Jr.  William S. Leach       Edward T. Wright
undersigned would be entitled to vote at the  Annual               William F. Curtis      Thomas W. Nalls
Meeting  of  Shareholders  of  Independent Community
Bankshares, Inc.,  a   Virginia   corporation   (the           INSTRUCTION:  To  withhold  authority  to  vote  for  any  individual
"Corporation")  to  be held at the Middleburg office           nominee, mark "For All Except" and  write that nominee's  name in the
of The Middleburg Bank, 111 West  Washington Street,           space provided below.
Middleburg, Virginia, on  Wednesday, April 21, 1999,
at  10:00 a.m.,  local time  or at  any adjournments           _____________________________________________________________________
thereof, for the following purposes:
                                                                                                           For     Against   Abstain
                                                                                                            _         _         _
                                                               2.  To ratify the appointment of Yount,     |_|       |_|       |_|
                                                                   Hyde, & Barbour, P.C. as
                                                                   independent auditors for the
                                                                   Corporation for the fiscal year
                                                                   ending December 31, 1999.

                                                               3.  In their  discretion,  the  proxies  are  authorized to vote upon any other  business  that  may  properly come before the meeting, or any adjournment thereof.

                                                                   THIS PROXY, WHEN PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER
                                                               DIRECTED HEREIN BY THE  SHAREHOLDER.  IF NO DIRECTION IS GIVEN,  THIS
                                  -------------------------    PROXY  WILL BE VOTED  "FOR" ALL  NOMINEES  LISTED IN ITEM 1 AND "FOR"
 Please be sure to sign and date  | Date                  |    ITEM 2.
   this Proxy in the box below    |                       |
 ----------------------------------------------------------        If signing as  Attorney,  Executor,  Administrator,  Guardian  or
 |                                                        |    Trustee, please add your title as such.
 |                                                        |
 |-Shareholder sign above---Co-holder (if any) sign above-|

  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                     INDEPENDENT COMMUNITY BANKSHARES, INC.

--------------------------------------------------------------------------------
|                             PLEASE ACT PROMPTLY                              |
|                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY                   |
--------------------------------------------------------------------------------